UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 25, 2018 (October 24, 2018)

EQT Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2018, EQT Corporation (EQT) announced that General Counsel and Vice President, External Affairs Lewis B. Gardner and Senior Vice President and President, Exploration and Production David E. Schlosser, Jr. stepped down from their positions, effective October 24, 2018.  On the same day, Gardner also stepped down from his role as a member of the board of directors of each of EQM Midstream Services, LLC, the general partner of EQM Midstream Partners, LP, and EQGP Services, LLC, the general partner of EQGP Holdings, LP.

On October 24, 2018, the board of directors of EQT appointed Jonathan M. Lushko as General Counsel and Senior Vice President, Governmental Affairs and Erin Centofanti as Executive Vice President, Production.

Lushko will oversee legal and enterprise risk, external affairs, corporate communications, environmental, and the governance and corporate secretarial functions. Since joining EQT in November 2006 as counsel, Lushko has served in various capacities, having been most recently promoted to Deputy General Counsel, Governance & Enterprise Risk in May 2017. Prior to joining EQT, Lushko served as an associate attorney with Reed Smith, LLP, a Pittsburgh-based international law firm.  Lushko holds a juris doctor from the University of Pittsburgh.

Centofanti joined EQT in 2004 as a reservoir engineer and has held various positions since that time, most recently as Senior Vice President of Asset Development for EQT Production. Previously, Centofanti managed various functions of EQT’s operations, including business development and engineering. Prior to joining EQT, Centofanti worked as a production and reservoir engineer for Chevron. She is on the board of the Pittsburgh Botanic Garden and holds a bachelor’s degree in chemical engineering from the Pennsylvania State University.

Item 7.01.  Regulation FD Disclosure

On October 25, 2018, EQT issued a news release relating to the matters described in Item 5.02 above.  A copy of EQT’s news release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

99.1                        News release dated October 25, 2018 issued by EQT Corporation

Cautionary Statements

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include the expectations of management and board of director transition plans of EQT and EQT’s subsidiaries. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of EQT’s Form 10-K for the year ended December 31, 2017, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by EQT Corporation dated October 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Date: October 25, 2018